Exhibit 99.1

SatixFy Completes Business Combination with Endurance Acquisition Corp.

First Day of Trading on NYSE Expected to be October 28th
under the Symbols SATX and SATX WSA

New York, NY and Rehovot, Israel – October 27, 2022 – SatixFy Communications Ltd. (“SatixFy”), a leader in next-generation satellite communication systems based on in-house-developed chipsets, today announced that it has completed its previously-announced business combination with Endurance Acquisition Corp. ("Endurance") following the approval of the business combination by Endurance’s stockholders on October 25, 2022 and satisfaction of customary closing conditions.

In addition, on October 24, 2022, Endurance and SatixFy entered into a previously disclosed OTC Prepaid Forward Purchase Agreement that calls for purchase and resale of up to 10 million class A shares, subject to the terms and conditions therein. SatixFy has agreed to register the offer and resale of such shares.

Following the business combination, David Ripstein will continue in his role as SatixFy’s CEO, Yoav Leibovitch will serve as Executive Chairman, and Endurance’s CEO Richard Davis will join SatixFy’s Board of Directors.

The combined company’s shares and warrants are expected to begin trading on the NYSE American under the symbols “SATX” and “SATX WSA,” respectively, beginning tomorrow, Friday, October 28, 2022.

“This is an exciting time for the satellite communications industry, with the emergence of LEO mega-constellations creating a massive opportunity for SatixFy’s next-generation technologies,” commented David Ripstein, CEO of SatixFy. “Our unique chips, antennas and satellite payloads are critical for scaling the performance of the new satellites while reducing their operational costs, making ‘everywhere, all-the-time’ communications practical for diverse types of customers and application. We are confident that this will drive growth for SatixFy, and create significant value and transparency for our existing and new customers.”

“Antarctica Capital and the Endurance team are looking forward to continuing our work with SatixFy as they begin this exciting new chapter,” said Richard Davis, Managing Director of Antarctica Capital, CEO of Endurance and now a member of SatixFy’s Board of Directors. “SatixFy’s unique technology is a key enabler for next generation satellite communications, and its new platform as a publicly-traded company gives it the financial strength needed to close business with the industry’s largest players.”

In completing the transaction, Cantor Fitzgerald acted as Endurance’s capital markets advisor. Davis Polk & Wardwell LLP and Gross & Co served as SatixFy’s legal counsel and Morrison & Foerster LLP and Meitar Liquornik Geva Leshem Tal served as Endurance’s legal counsel. DLA Piper LLP (US) served as legal counsel to Cantor Fitzgerald.

About SatixFy

SatixFy develops end-to-end next-generation satellite communications systems, including satellite payloads, user terminals and modems, based on powerful chipsets that it develops in house.

SatixFy’s products include modems that feature Software Defined Radio (SDR) and Fully Electronically Steered Multi Beam Antennas (ESMA) that support the advanced communications standard DVB-S2X. SatixFy’s innovative ASICs improve the overall performance of satellite communications systems, reduce the weight and power requirements of terminals and payloads, and save real estate for gateway equipment. SatixFy’s advanced VSATs and multi-beam fully electronically steered antenna arrays are optimized for a variety of mobile applications and services, using LEO, MEO and GEO satellite communications systems, for aero/in-flight connectivity systems, communications-on-the-move applications, satellite-enabled Internet-of-Things, and consumer user terminals.

SatixFy is headquartered in Rehovot, Israel with additional offices in the US, UK and Bulgaria. For more information, please refer to www.SatixFy.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of SatixFy’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of SatixFy. These forward-looking statements are subject to a number of risks and uncertainties, including the risk that SatixFy and its current and future collaborators are unable to successfully develop and commercialize SatixFy’s products or technologies, including the compact electronically steered multi-beam array designed for mobility services, or experience significant delays in doing so; the ability for SatixFy or its collaborators to obtain the necessary approvals and certifications for SatixFy’s products and technologies; the ability for SatixFy or its collaborators to achieve milestones under the ESA Sunrise Partnership Project; potential design flaws or performance issues in SatixFy’s products and technologies that may not be discovered or discoverable during product trials and demonstrations; the outcome of any legal proceedings that may be instituted against SatixFy or Endurance, the combined company or others following the announcement of the business combination; the ability to meet stock exchange listing standards following the consummation of the business combination; the risk that the business combination disrupts current plans and operations of SatixFy as a result of the announcement and consummation of the proposed business combination; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees and the execution of the CEO transition plan; costs related to the business combination; changes in applicable laws or regulations; SatixFy’s estimates of expenses and profitability; any downturn or volatility in economic conditions; the effects of COVID-19 or other epidemics; changes in the competitive environment affecting SatixFy or its customers, including SatixFy’s inability to introduce new products or technologies; the impact of pricing pressure and erosion; supply chain risks; risks to SatixFy’s ability to protect its intellectual property and avoid infringement by others, or claims of infringement against SatixFy; the possibility that SatixFy may be adversely affected by other economic, business and/or competitive factors; SatixFy's estimates of its financial performance; risks related to the fact that SatixFy is incorporated in Israel and governed by Israeli law; the factors disclosed in the registration statement on Form F-4 filed with the U.S. Securities and Exchange Commission (the “SEC”), which was declared effective on September 30, 2022, under the heading “Risk Factors”; and those factors discussed in Endurance’s final prospectus dated September 14, 2021 and Annual Report on Form 10-K for the fiscal year ended December 31, 2021, in each case, under the heading “Risk Factors,” and other documents of Endurance filed with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that SatixFy does not presently know or that SatixFy currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SatixFy’s expectations, plans or forecasts of future events and views as of the date of this press release. SatixFy anticipates that subsequent events and developments will cause SatixFy’s assessments to change. However, while SatixFy may elect to update these forward-looking statements at some point in the future, SatixFy specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing SatixFy’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Investor Contact:

Kevin Hunt, ICR, SatixFyIR@icrinc.com

Media Contacts:

Helena Itzhak, Satixfy, Helena.itzhak@satixfy.com

Brian Ruby, ICR, SatixFyPR@icrinc.com